UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 600-7555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 11, 2026, in connection with Mr. Naor’s appointment (as described below), Francis X. Brown III’s appointment as Neuronetics, Inc.’s (the “Company”) interim principal financial and accounting officer ended. Such event is not the result of any dispute or disagreement between Mr. Brown and the Company, the Company’s management, or the Company’s Board on any matter relating to the Company’s operations, policies, or practices. Mr. Brown will continue to serve as a consultant.

(c) As previously disclosed, the Board of Directors of the Company (the “Board”) appointed Nir Naor as the Company’s Executive Vice President, Chief Financial Officer, and Treasurer with an effective date of July 23, 2026. On August 12, 2026, the Board appointed Mr. Naor to serve as the Company’s principal financial and accounting officer. Mr. Naor’s title is now Executive Vice President, Chief Financial Officer, Corporate Secretary, and Treasurer. Mr. Naor did not receive any new compensation in connection with his appointment as the principal financial and accounting officer, his appointment as the corporate secretary, or the modification of his title. Mr. Naor’s biographical information can be found in the Company’s Current Report on Form 8-K filed on July 20, 2026.

There is no arrangement or understanding between Mr. Naor and any other person pursuant to which Mr. Naor was selected as an officer of the Company, and there is no family relationship between Mr. Naor and any of the Company’s directors or other executive officers. There are no related party transactions between Mr. Naor and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026	NEURONETICS, INC.

	By:	/s/ Nir Naor
Nir Naor
Executive Vice President, Chief Financial Officer, Corporate Secretary, and Treasurer